SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 6, 2012

                            COLORADO GOLD MINES, INC.
                            -------------------------
                 (Name of Small Business Issuer in its charter)

             Nevada                    333-174872              68-0681435
      -----------------------       -------------------    ------------------
      (State of incorporation)     (Commission File No.)   (IRS Employer
                                                           Identification No.)

                                 P.O. Box 620490
                            Littleton, CO 80162-0490
                        -------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (303) 721-9198

                              Cascade Springs Ltd.
                                 2351 Bannavitch
                                Pahrump, NV 89060
                 ----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.01. Changes in Control of Registrant.

     On July 6, 2012 William Delahunte and Todd Grano appointed Kelly Fielder as a director of the Company and then resigned as officers and directors of the Company. Mr. Fielder was then appointed the Chief Executive, Financial and Accounting Officer of the Company. The appointment of Mr. Fielder and resignations of Messrs: Delahunte and Grano resulted in a change of control of the Company.

     Information concerning Mr. Fielder is shown below.

     Mr. Fielder (age 43) is currently the Chief Executive officer and a Director of Denver Equity Corp., a privately held mining corporation. Since April 2012 Mr. Fielder has been a director of Elcora Resources Corp., which trades on the Toronto Stock Exchange. Between June 2012 and April 2011 Mr. Fielder was the Vice President of Operations and a Director of Lion One Metals Ltd., a British Columbia corporation with gold mining operations in Fiji. Since February 2007 Mr. Fielder has been the Chief Executive Officer and a director of Resilient Energy, Inc., a privately held oil and gas exploration and development company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     See Item 5.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On July 9, 2012 the Company's directors and shareholders holding a majority of the outstanding common stock of the Company approves amendments to the Company's Articles of Incorporation changing the name of the Company to Colorado Gold Mines, Inc. and authorizing the issuance of 10,000,000 preferred shares.

     The amendments were filed with the Nevada Secretary of State on July 12, 2012. The change in the Company's name will become effective in the over-the-counter market when FINRA announces the effective date of the name change.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 12, 2012                    COLORADO GOLD MINES, INC.


                                       By: /s/ Kelly Fielder
                                          ---------------------------------
                                          Kelly Fielder, Chief Executive Officer



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